Exhibit 99.2

NUBURU, Inc. – Tailwind Acquisition Corp.

Investor Presentation Conference Call Transcript

Slide 2

(Welcome read by Brian Knaley, Chief Financial Officer of NUBURU, Inc.)

Welcome to the NUBURU, Inc. and Tailwind Acquisition Corp. Transaction Conference Call.

Please note that this presentation contains forward-looking statements including but not limited to, statements regarding the business combination and the development of NUBURU’s business. These statements involve known and unknown risks, uncertainties and other important factors that may cause NUBURU’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For a more fulsome discussion of these risks and uncertainties, please see Tailwind Acquisition Corp.’s filings with the SEC, as well as the general disclaimer, the disclaimer on forward-looking statements and the summary of risk factors included in this presentation as they are an integral part of this discussion.

I will now turn the call over to Dr. Mark Zediker, Chief Executive Officer and Co-founder of NUBURU, Inc.

Slide 4

Thank you Brian. Let me introduce you to our Team:

Ron Nicol is our executive chairman. As a senior executive for over 30 years with BCG, Babcock and Wilcox and the U.S. Navy, he brings experience in company strategy, organization and change management, which are all important to a high growth company such as NUBURU.

Myself – I am a serial entrepreneur and have co-founded 3 high-tech companies. As a consequence, I have accumulated over 30 years experience as an executive in both private and publicly held companies, have over 300 pending and granted patents and applications worldwide, have published many technical and marketing articles and have chaired numerous conferences.

Brian Knaley – is our CFO with extensive financial leadership experience in both public and private companies as well as several engineering firms.

Brian Faircloth – is our COO with extensive experience with laser diode technology. He is an expert in operations, earned a Six Sigma black belt, was an ISO 9001 certified auditor and has several degrees in engineering and business. He is a proven leader in both private and public companies.

Andrew Dodd – is our VP of Global Sales. He has extensive sales experience in the laser welding, machine tools and material processing markets gained over 30 years, and he is a proven leader in both public and private companies.

We continue to build out our team with world class engineers and managers to meet the needs of our rapidly growing company.

I will now turn over the conversation to Chris Hollod, Chief Executive Officer of Tailwind.

Slide 5

Thanks, Mark. Hi everyone, I’m Chris Hollod, CEO of Tailwind Acquisition Corp.

Quick background on Tailwind - our expertise is taking companies public – as operating executives, investors, technologists, and capital market advisors.

Collectively, we have substantial experience investing in innovative tech companies and boast a significant track-record of scaling both public and private companies, and in March of this year, our second Tailwind SPAC closed a $1.8 billion merger with leading space tech company Terran Orbital, so we already have a successful de-SPAC under our belts.

Overall, we see several relevant similarities between our previous de-SPAC and our current de-SPAC with NUBURU, and we’ve also implemented our learnings from our past deal into this current deal.

Before I turn it back over to NUBURU’s CEO, I’d like to succinctly articulate our investment thesis in order to add some compelling context to this transaction.

Simply stated, we believe that manufacturing is dramatically shifting to 3D printing and more innovative industrial tech in order to keep pace with fast-growing, evolving sectors like e-mobility and automotive, consumer electronics, energy storage, defense, and aerospace…and we believe NUBURU’s proprietary blue laser technology will play an important role in this manufacturing shift.

As it pertains to the growing 3D printing industry, we believe we face an investment landscape that approximates an impending gold rush, and using that analogy, we believe NUBURU is a “picks and shovels” type business as the company’s unique blue laser technology can serve several highly attractive sectors ranging from e-mobility to aerospace.

Furthermore, NUBURU also meets specific investment criteria we were targeting, including the following three primary requirements:

Firstly, we seek to partner with a strong founding team that is a leader in its sector.

Secondly, our partner must be offering a disruptive, proprietary product or service enabled by technological innovations.

And thirdly, our partner must be operating an attractive business model within a large, growing total addressable market.

So in conclusion, we believe NUBURU is an attractive way for investors to own a piece of a unique, highly disruptive technology while also gaining diversified exposure to fast-growing sectors like 3D printing, e-mobility and auto, consumer electronics, and defense & aerospace.

Said another way, if you believe the world is moving towards higher-tech manufacturing, including production-ready additive manufacturing, we believe NUBURU stock is an attractive investment.

I’ll now turn it over to Brian Knaley, Chief Financial Officer of Nuburu.

Slide 6

We expect NUBURU’s market opportunity to develop very quickly over the coming years. Capturing that opportunity requires investment — investment made possible by our business combination with Tailwind.

Our transaction is supported by gross proceeds of $33 million from Tailwind’s cash-in-trust, assuming no redemptions, over $5 million in convertible notes with participation from strategically valuable investors as well as our previously announced funding agreement with Lincoln Park Capital for up to $100 million, subject to the terms and conditions in such agreement.

To further complement our deal, existing NUBURU shareholders are rolling 100% of their equity in this transaction.

The SPAC’s sponsor also made an incremental contribution to the Tailwind trust in connection with the September extension vote in order to help facilitate the closing of this transaction.

Overall, we’ve structured a transaction to provide NUBURU with the capital we need to execute our business plan.

Chris, back to you.

Slide 7

As evidenced by our recent de-SPAC with Terran Orbital, one feature of our SPAC process is the fact that we creatively construct bespoke deal structures in order to provide ample liquidity to our target companies.

With that in mind, we’ve thoughtfully designed an innovative and unique structure that utilizes unlisted preferred shares in order to further incentivize current stockholders not to redeem.

Each Tailwind Class A stockholder will receive one unlisted preferred share following the closing for every one share of Class A common stock not redeemed.

Tailwind stockholders, whether individual or institutional, will be treated equally and will benefit from the ability to receive this additional equity, rather than making the preferred share available only via a private placement that is not typically accessed by individual investors.

The preferred share is a senior security with a $10 per share liquidation preference that is redeemable two years following the closing of the business combination.

And lastly, the transaction is progressing smoothly.

We announced the business combination and funding agreement for up to $100 million, subject to the terms and conditions in such agreement, on August 8th and then announced the successful issuance of over $5 million of convertible notes and the conclusion of our diligence on August 29th, and held our special meeting for our shareholder extension vote on September 7th.

We are working to close the transaction expeditiously.

Now, back to Dr. Mark Zediker, the founder and CEO of NUBURU, as he will explain NUBURU’s pioneering industrial blue laser technology and its potential to foster breakthroughs in 3D printing and industrial manufacturing.

Slide 8

Thanks Chris. We believe that NUBURU’s technology is positioned to disrupt and revolutionize 3D printing and manufacturing, including of batteries, electric vehicles and consumer electronics, such as cell phones, tablets and large screen displays.

NUBURU has aggressively filed for IP protection in key countries, and currently has over 180 granted and pending patents and applications.

Our target markets include many blue-chip companies that compete in large global markets which we expect to ultimately result in both initial orders for testing systems and follow-on orders for outfitting existing and future production lines. These recurring revenue streams are an important element of NUBURU’s growth model.

The NUBURU management team has a track record of innovation and execution in the laser industry, having successfully launched the world’s first blue high-powered industrial laser systems, delivered multiple systems to multiple customers and received some of the industry’s highest awards for innovative products.

NUBURU has already shipped 40 systems to 27 different customers worldwide and has recently signed a multi-year, multi-million-dollar supply agreement with Essentium, a 3D printing company that currently manufactures a broad range of large-scale 3D printers for plastics and that is now developing a metal 3D printer.

NUBURU was also awarded a $1.5 million Phase II SBIR contract from AFWERX, the innovation arm of the U.S. Air Force.

Press releases detailing these announcements can be found on our website at www.nuburu.net/investor-relations.

Slide 10

NUBURU’s blue lasers aim to solve many of today’s key manufacturing challenges.

The adoption of electric vehicles is driving the need for improved manufacturing methods. The NUBURU blue laser can provide high quality, low to no defect welds at high speeds for manufacturing electric vehicles, which allows for higher production speeds and higher yields, as compared to incumbent welding methods.

Consumer electronics continue to evolve, using smaller and smaller components while creating a higher thermal load on the product. NUBURU’s blue laser can weld these “difficult to weld” components and is currently being used by a customer to make thermal management devices with high speed and high efficiency. This example is just one of many difficult-to-manufacture products that NUBURU’s blue laser technology makes easier to produce, thereby giving companies a competitive edge in the marketplace with unique products.

The global supply chain disruptions have manufacturers rethinking their supply chain and how 3D printing can play a role in just-in-time manufacturing. We have demonstrated that our laser can print at higher speeds than incumbent IR lasers and will allow larger printer designs that can print a larger number of parts in a single run which should lower the cost per part. We expect that this potential for costs savings will drive the adoption of blue laser-based 3D printers.

Slide 11

Why does the blue laser outperform an IR laser?

There are two key advantages: Number one: the absorption of all metals is significantly higher in the blue as shown in the table on the left-hand side of the slide. This means the laser energy is coupled more efficiently into the part to be welded or printed. This results in higher welding speed, higher printing speeds and better part quality.

And number two: the blue laser can be focused to a tighter spot size as shown in the picture on the right-hand side of the slide, allowing for higher resolution, and larger part sizes for 3D printing.

These manufacturing performance improvements that the blue laser technology can deliver should translate to a lower manufacturing cost, higher return on investment and more competitive pricing for products to customers.

Slide 12

A sustainable future for the world demands that manufacturing methods are more efficient and less carbon intensive, and we believe NUBURU’s laser technology is well aligned with the objective of providing clean, high performance manufacturing methods.

NUBURU’s technology aligns with this mission by providing high speed, low to no defect welding of copper battery components at an 8x increase in processing speed when compared with an equivalent IR laser. This reduces the power requirements for manufacturing and helps the transition to battery powered systems. In addition, our technology is ideally suited to 3D printing, where the printer volume can be expanded to encompass over 10x the volume that a single IR laser can address and print up to 3-7x faster depending on the material being printed. We expect that these advantages will greatly impact the cost per part because of the ability to print more parts in a given volume at higher printing speeds.

The need for a more sustainable future is driving the switch from internal combustion engines to battery powered motors along with supply chain strategies changing from remote manufacturing to on site, on demand 3D printing, which means that we estimate our Serviceable Addressable Market will grow at double digit CAGRs from today’s $4 billion to over $33 billion in 10 years.

NUBURU has carefully protected its technology, with over 180 pending and granted patents and applications worldwide.

Slide 13

There are two primary factors that we expect will drive the adoption of blue laser technology: The superior 3D printing performance with a blue laser compared to an IR laser as well as the higher performance for welding electrical components and subsystems compared to an IR laser and other methods.

To achieve widespread adoption of 3D printing across many industries it is necessary to be able to print components at cost levels competitive with conventional manufacturing methods such as casting and subtractive machining of bulk metal parts. The blue laser technology is capable of achieving this cost reduction by providing higher printing speeds and a larger addressable volume inside of the printer.

For electric vehicles, there are thousands of welds in a passenger electric vehicle and tens of thousands of welds in electric buses, planes, boats and trains which are all being developed today. The sheer number of welds in each of these systems requires that the welds have little or no defects and are highly repeatable — the blue laser excels at welding the metals used in these systems, repeatably providing the high speeds, quality and performance demanded by these applications.

We believe that NUBURU’s blue laser technology will be able to meet the needs of the 3D printing and electric vehicle industries, which we anticipate will drive NUBURU’s revenue and growth in the future.

Slide 14

We believe there is a focus on identifying the key technologies that will help us progress on the path to a sustainable carbon free future, and in particular, how to change the world from its dependence on fossil fuels to one that relies on renewable energy sources.

NUBURU’s blue laser technology can help enable this vision. For example, producing batteries more efficiently drives down the cost of manufacturing batteries, which could in turn accelerate the adoption of electric vehicles.

Similarly, by 3D printing parts faster, it again, drives down cost, minimizes waste and reduces the amount of energy required for producing a part, all of which is anticipated to drive the mass adoption of 3D printing.

We expect that NUBURU’s blue laser technology could be a key driver in the conversion from things powered by internal combustion engines to things powered by electric motors and from products made by conventional means in energy inefficient processes today to more durable products being printed on demand in a process that minimizes waste, all helping us progress on the path to a more sustainable, carbon free future.

Slide 15

NUBURU has found multiple potential applications in each of these markets, and we are excited by the potential new opportunities as we discuss the ability of the blue laser to address our customers’ most difficult manufacturing needs.

As a small startup company, we needed to establish a beachhead in this broad market space. Accordingly, NUBURU initially focused its development, marketing and sales efforts on the industrial welding markets and in particular on battery welding, cell phone manufacturing and 3D printing.

Today NUBURU’s lasers are installed in a number of companies, and the lasers are being used for welding of copper, stainless steel and aluminum materials as well as 3D printing.

Our interactions with customers in these market segments have given NUBURU a thorough understanding of the manufacturing problems in these markets. Consequently, we have aligned our product roadmap to address these needs. As we introduce newer higher power lasers with higher brightness, we expect that additional new opportunities will present themselves.

Brian will now provide an overview of our Total Addressable Market and Serviceable Addressable Market.

Slide 16

Thanks Mark. Total Addressable Market (“TAM”) represents revenue opportunity at 100% market share, assuming no competition. Serviceable Addressable Market (“SAM”) represents the portion of the TAM that can be served by a company’s products and services at a given time or period, again assuming no competition.

NUBURU’s TAM was constructed using three primary elements: the 3D metal printing system market analysis published in the AMPOWER 2022 market report, the blue addressable Laser Market published in the Laser Focus World 2022 market report and the non-laser technology replacement market which was estimated by NUBURU based on its discussions with existing and potential customers about their expected production needs and anticipated demand. Collectively, we estimate our TAM to be $15 billion today and expect it to grow to over $65 billion in the next 10 years.

NUBURU’s SAM is based on an assessment of how our product line can address the laser welding markets as well as the 3D printing markets. The 3D printing portion is included in this graph because of our intent to enter this market with blue-laser based 3D printers. We estimate our SAM to be $4 billion today and expect it to grow to over $33 billion in the next 10 years.

We believe NUBURU’s planned products are well positioned to address the SAM on this page, and as we continue to develop products based on new technology, we hope to be well positioned to compete in the larger TAM in the future.

Mark, back to you.

Slide 17

NUBURU’s target ecosystem of customers and their applications are highlighted in this slide.

Each of the application areas are linked to a group of target customers with the pie chart in the middle of the page highlighting the industry and number of current customer engagements. Customer engagements range from having performed qualifying tests to delivering systems for manufacturing at customer sites.

With the expected capital infusion from this transaction, we plan to aggressively address the strong market pull from these market segments and grow our revenue.

Slide 18

During the gold rush, it was often not the prospectors who made their fortunes, but rather the entrepreneurs selling picks, shovels and blue jeans. We believe that NUBURU’s blue laser can be an outfitter of this modern-day gold rush to progress on the path to a carbon free, sustainable future.

NUBURU intends to provide a key building block that will aid companies in this diverse market universe in being successful, thus driving our revenue growth.

Slide 19

NUBURU blue laser technology outperforms rival technologies ranging from infrared lasers to technologies such as ultrasonic and resistance welding.

While the infrared laser rates good in two of the categories shown in this slide, the blue laser outperforms the IR laser overall with the most important parameters being the achievement of welds that are spatter free and have little or no defects.

The Ultrasonic and Resistance welding methods, which have been used for years are contact methods for welding a part. As a consequence, the welds have to be carefully monitored for defects and the welding systems have to be frequently recalibrated to insure a successful part. The blue laser is a non-contact method and can be integrated with a real-time weld monitor to provide the quality feedback needed in these critical production environments.

By upgrading manufacturing systems for welding to a blue laser, the end user can expect to produce parts faster, and with fewer defects. This is expected to result in a lower cost of ownership for our customers because of the higher production speeds, higher yields and less rework.

Slide 20

NUBURU has over 180 granted and pending patents and applications. These patents are filed in key countries and a number of which are foundational and cover the blue laser technology, single mode blue laser technology, 3D printing applications and other applications.

Our foundational patents include copper welding as well as 3D printing with a blue laser.

This patent portfolio is continually reviewed and updated to keep the patent family alive as well as constantly expanded with new discoveries and applications.

Slide 21

Prior to the founding of NUBURU in 2015, we filed the first high power blue laser patent for 3D printing in 2013.

By 2017, NUBURU had launched the world’s first high power industrial blue laser product and documented the superior performance at welding copper in our applications lab with this product.

In 2019, NUBURU demonstrated the world’s first blue laser-based area 3D printer.

By 2020, we had performed over 10,000 test welds for customers and demonstrated the superior performance of our laser technology over the IR laser in our application center.

In 2021, NUBURU integrated a blue laser into a commercial 3D printer and demonstrated the speed and quality advantages of the world’s first blue laser-based 3D powder bed printer.

Earlier this year, we were awarded an AFWERX contract to develop a high throughput 3D printer based on our 2019 results with area printing. Also this year, we signed a multi-year, multi-million-dollar agreement with Essentium to provide blue lasers for their entrance into the 3D metals printing market.

Slide 22

NUBURU is located just south of Denver, Colorado where our products are designed, developed, manufactured and tested.

Our applications center is key to our sales effort because it allows our customers to use our lasers to solve their most challenging manufacturing problems.

Our manufacturing is performed in a clean room where the automated assembly of our laser systems take place.

Our engineering capability includes a complete design center with optical, mechanical, electrical and software design capabilities.

Our R&D facility is where our cutting-edge blue laser technology is developed and tested prior to being released for product development.

Centrally locating all of these capabilities enhances communications and synergy between the four departments accelerating development and enhancing product quality.

Slide 23

NUBURU has recruited a group of director nominees that will offer a wealth of business experience and a broad, diverse background, both professional and personal:

Dan Hirsch– represents major investor ANZU on the board, with over two decades of experience in the capital markets and with public companies.

Ake Almgren – a strong independent director with extensive public company management experience.

Lily Yan Hughes, our Governance Committee Chair Nominee – she has extensive experience with governance of public companies.

Kristi Hummel, Compensation Committee Chair Nominee – she has successfully recruited and managed workers in high growth rate public companies.

Elisabeth Mora, Audit Committee Chair Nominee – she has extensive experience in financing and auditing public companies.

Tom Wilson – a current board member of NUBURU’s board – will remain as a board observer. As the CEO of Allstate, he has a strong business background running a public company.

Slide 25

The AO-650 is the first product that NUBURU has in full production, and it is establishing beachheads in welding cell phone components and 3D printing.

Our next generation product is based on customer feedback, requesting not only a laser capable of working with a scanner, but also higher power lasers for welding thicker materials. The AI product line meets both of these needs, as its higher brightness enables the AI-300 series to be coupled with a scanner for range of welding and 3D printing applications. The AI-300 is highly modular, enabling the rapid scale up of the output power of this product line to meet the higher power needs of the customer as listed from left to right in this slide. Since this is a modular design, NUBURU expects to rapidly develop higher power products by building on the AI light module.

Slide 26

NUBURU’s AO-650 is currently in use in a number of 3D printing applications and is the basis for the Essentium agreement.

The next generation of products “AI” are compatible with scanners, remote welding and 3D Printing.

The ultimate blue laser system is our single mode blue laser system which provides the user with the ability to focus to much smaller spot sizes at greater standoff distances than an IR laser and can provide the control and power needed for highly precise 3D printing. We believe that these features mean that NUBURU’s single mode blue laser has the potential to displace IR lasers used in 3D printers today and is designed to be a plug-and play replacement for these lasers.

Slide 27

NUBURU’s product roadmap outlines the transition from the current AO product series to the highly modular AI product series. There are two AI series because NUBURU is currently testing higher power blue laser diodes which we expect to be available from our supplier in volume by next year and we plan to roll out our AI product lines with these higher power sources.

The Single Mode Laser (“SML”) is currently under development and is expected to be released in late 2023.

We are also developing blue laser-based 3D printers under our AFWERX contract.

Slide 28

NUBURU is focused on solving complex or difficult manufacturing problems, as shown in this table.

The NUBURU laser shows superior welding and 3D printing performance over these technologies, when it is welding a 1mm thick bus bar as shown in the upper left-hand picture or a stack of foils in the middle left-hand picture, both of which will be discussed in the next slide as to how they apply to electric vehicle manufacturing as well as to cell phone manufacturing.

The superiority of the NUBURU laser is also evident in the 3D-printed copper part shown in the lower left-hand picture.

The IR laser results are shown in the middle column. As you can see, IR lasers create defects in the weld joint, can only spot weld the foils and create porosity or defects when printing copper parts.

The Ultrasonic welding method in the right-hand column shows how it only achieves a weld of a bus bar with spots and not a continuous weld, and how it only achieves a weakly welded stack of foils. Ultrasonic welding cannot be used to perform most 3D printing applications.

For all the use cases shown in this slide, the NUBURU blue laser outperforms the competing technologies.

Slide 29

NUBURU has demonstrated the ability to perform all of the welds required in an electric vehicle, ranging from the foil welding and battery case shown on the left, to the battery tabs for building battery packs shown in the middle and finally the battery pack bus bars shown on the right which conduct all the electricity in a battery pack to the motors.

With tens of thousands of welds per vehicle, the need for a weld with little or no defects has never been stronger, and given the multi-use capability of this laser, we expect that electric vehicle manufacturers will be ready adopters of our technology. The bottom line is that the blue laser has the potential to provide a superior return on investment to our customers compared to all other welding technologies.

Slide 30

NUBURU’s blue laser can weld many parts of today’s cell phones, ranging from the battery foil stack on the left to the mechanical structural components of the cell phones in the center photo as well as the heat sinks used in the latest designs shown in the photo on the right.

NUBURU’s lasers are already being used in the production manufacturing of the heat sink components, which could not be manufactured with conventional laser methods, and with the release of the new AI series, we anticipate being qualified into these other precision manufacturing steps. With higher welding speeds and better welding quality, companies should be able to lower costs, improve return on investment and where competitively expedient pass on cost savings to customers.

We thank you for taking the time to listen to the presentation of this new and exciting manufacturing technology.

About NUBURU

Founded in 2015, NUBURU® is leading the transformation to a world of high-speed, high-quality metal machining and processing. NUBURU’s ground-breaking blue laser technology has defined a new class of high-power, high-brightness blue lasers, starting with the standard AO™ laser and the extreme-brightness AI™ laser, which each enable radical gains in speed and quality for metal processing. For more information, visit the company’s website at www.nuburu.net.

Caution Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of NUBURU, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by TWND and its management, and NUBURU and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against NUBURU, TWND, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of TWND or the stockholders of NUBURU, or to satisfy other closing conditions of the business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet NYSE American’s listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of NUBURU as a result of the announcement and consummation of the business combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that NUBURU or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital; (12) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of TWND’s securities; (13) the risk that the transaction may not be completed by TWND’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TWND; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TWND’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the period ended September 30, 2022 and registration statement on Form S-4/A (File No. 333-267403) that TWND has filed with the SEC on November 29, 2022, which includes a document that will serve as a prospectus and proxy statement of TWND following the effectiveness of such registration statement, referred to as a proxy statement/prospectus and other documents filed by TWND from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TWND nor NUBURU gives any assurance that either TWND or NUBURU or the combined company will achieve its expected results. Neither TWND nor NUBURU undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Important Information and Where to Find It

This press release relates to a proposed transaction between Tailwind Acquisition Corp. (“TWND”) and NUBURU, Inc. (“NUBURU”). TWND filed a registration statement on Form S-4/A with the Securities and Exchange Commission (the “SEC”) on November 29, 2022, which includes a document that will serve as a prospectus and proxy statement of TWND following the effectiveness of such registration statement (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will be sent to all TWND stockholders. TWND also will file other documents regarding the proposed transaction with the SEC.

Before making any voting decision, investors and security holders of TWND are urged to read the registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC by TWND through the website maintained by the SEC at www.sec.gov. The documents filed by TWND with the SEC also may be obtained free of charge upon written request Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Learn more at https://twnd.tailwindacquisition.com/.

Participants in the Solicitation

TWND and NUBURU and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TWND’s stockholders in connection with the proposed transaction. TWND’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of TWND listed in TWND’s registration statement on Form S-4, which is expected to be filed by TWND with the SEC in connection with the business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TWND’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which is expected to be filed by TWND with the SEC in connection with the business combination.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Media Contact:

Brian Knaley
ir@nuburu.net

Investor Relations Contacts:

Mark Roberts
mark@blueshirtgroup.com
Michael Anderson
michael@blueshirtgroup.com

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